EXHIBIT 10.5



                                LEASE EXTENSION
                                ---------------


     JH Kelly LLC (and assignee Fatum LLC) and Profile Technologies Inc. are parties to that certain Standard Industrial Lease dated January 26, 2001 (the "Lease"). The Lease terminates on January 31, 2003, and the parties desire to extend the terms of said Lease for additional one year period. Accordingly,
Article 3.1 of the Lease shall be amended to reflect a term expiration date of January 31, 2004, and shall automatically renew thereafter for one-year terms. All other Lease terms and conditions shall continue to apply. The above notwithstanding, beginning on October 31, 2003, either party may terminate the Lease, or any renewals thereof, upon 90 days written notice to the other party.


Date:  February 26, 2003                    Date:  February 24, 2003


Profile Technologies Inc.                   JH Kelly LLC, on behalf of Fatum LLC


By: /s/ Philip L. Jones                     /s/ Mark Fleischauer
-----------------------                     --------------------
Its:  Executive Vice President              Mark Fleischauer, Vice President